Exhibit 99.4

THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES. THE TRANSFER OF THIS SECURITY IS ALSO SUBJECT TO THE CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT, DATED AS OF JANUARY 16, 2008, AS AMENDED AND MODIFIED FROM TIME TO TIME, BETWEEN QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC. (THE “COMPANY”) AND THE PURCHASER PARTY THERETO. THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITY UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. UPON WRITTEN REQUEST, A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

CONVERTIBLE PROMISSORY NOTE

January 16, 2008	$16,195,676.30

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of WB QT, LLC, a Delaware limited liability company (the “Purchaser”), the principal amount of Sixteen Million, One Hundred Ninety Five Thousand, Six Hundred Seventy Six and 30/100 Dollars ($16,195,676.30) plus the portion of the Accreted Principal Amount (as defined below) in excess thereof together with interest on the Accreted Principal Amount calculated from the date hereof in accordance with the provisions of this Note. This Note is being issued pursuant to a Note Purchase Agreement, dated as of January 16, 2008 (the “Purchase Agreement”), between the Company and the Purchaser. The Purchase Agreement contains terms governing the rights of the holder of this Note, and all provisions of the Purchase Agreement are hereby incorporated herein in full by reference. Unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the Purchase Agreement.

ARTICLE I

PAYMENT OF INTEREST; CONTINGENT INTEREST

Interest shall accrue on the Accreted Principal Amount (in each case computed on the basis of a 365/366-day year and the actual number of days elapsed in any year) at an annual rate equal to 11.50% (or, from and after any extension of the maturity date of this Note under Section 2.1 below, 9.50%) per annum or (if less) at the highest rate then permitted under applicable law, of which amount (a) 6.50% shall be payable in cash on each Interest Payment Date and (b) 5.0% (or, from and after any extension of the maturity date of this Note under Section 2.1 below, 3.0%) shall be payable by adding such interest to the Accreted Principal Amount on each Interest Payment Date (as defined below), and on the final maturity hereof (the “PIK Amount”). At any time, the outstanding principal amount of this Note, including all PIK Amounts and Default PIK Amounts (as defined below) added thereto through such time, is referred to in this Note as the “Accreted Principal Amount.” The Company shall pay to the holder of this Note all accrued interest (including interest on the Accreted Principal Amount) on the first day of each July and January (each, an “Interest Payment Date”) and on the final maturity date of this Note. Any accrued cash interest which for any reason has not theretofore been paid shall increase the principal of the Note and be paid in full on the date on which the final principal payment on this Note is made (the “Default PIK Amounts”); provided that any such reason shall not affect or waive any Event of Default that arises due to the failure to make such payment in cash. Interest shall accrue on any principal payment due under this Note (including as to accrued interest added to the principal) until such time as payment therefor is actually delivered to the holder of this Note.

ARTICLE II

PAYMENT OF PRINCIPAL ON NOTE

Section 2.1 Scheduled Payment. The Company shall pay the Accreted Principal Amount or, if less, the outstanding principal amount of this Note to the holder of this Note on July 1, 2009, together with all accrued and unpaid interest on the principal amount being repaid At the election of the Purchaser in its sole discretion and upon written notice to the Company no later than May 15, 2009, such maturity date shall be extended until July 1, 2012.

Section 2.2 Conversion. Notwithstanding any provision contained in this Article 2, the holder of this Note may convert all or any portion of the outstanding principal amount of this Note into shares of common stock, $.001 par value per share, of the Company (the “Common Shares”) in accordance with Article 6 until such time as such principal amount has been paid.

ARTICLE III

[Reserved].

ARTICLE IV

[Reserved].

ARTICLE V

EVENTS OF DEFAULT; REMEDIES ON DEFAULT

Section 5.1 Event of Default. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of principal on the Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise and such failure to pay is not cured within three (3) business days after the occurrence thereof; or

(b) the Company defaults in the payment of any interest on the Note for more than five (5) business days after the same becomes due and payable; or

(c) the Company defaults with respect to Section 6.1 of the Purchase Agreement; or

(d) the Company defaults in the performance of, or compliance with, any other term contained in the Purchase Agreement or the Note (other than those referred to in Section 5.1(a), (b) or (c) above) and the default is not remedied within thirty (30) days after the earlier of (i) the Chief Executive Officer or the Chief Financial Officer obtaining actual knowledge of the default and (ii) the Company receiving written notice of the default from the holder of the Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 5.1(d)); or

(e) any representation or warranty made by the Company in Article IV of the Purchase Agreement proves to have been false in any material respect on the Closing Date; or

(f) the Company (i) is generally not paying, or admits in writing its inability to pay its debts as they become due (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property or (v) is adjudicated as insolvent or to be liquidated; or

(g) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, or any such petition shall be filed against the Company and such petition shall not be dismissed within thirty (30) days; or

(h) an Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing and shall not have been waived by the requisite holders of Indebtedness under the Credit Agreement or cured.

Section 5.2 Acceleration.

(a) If an Event of Default with respect to the Company described in subsection (f) of Section 5.1 has occurred, the Note shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the holder of the Note may at any time at his, her or its option, by notice to the Company, declare the Note to be immediately due and payable.

(c) Upon the Note becoming due and payable under this Section 5.2, whether automatically or by declaration, the Note will forthwith mature and the entire unpaid principal amount of the Note, plus all accrued and unpaid interest thereon, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

Section 5.3 Other Remedies. If any Event of Default has occurred and is continuing, and irrespective of whether the Note has become or has been declared immediately due and payable under Section 5.1, the holder of the Note may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 5.4 No Waivers or Election of Remedies; Expenses. No course of dealing and no delay on the part of the holder of the Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. The Company shall pay the principal and interest of the Note without any deduction for any setoff or counterclaim. No right, power or remedy conferred by the Purchase Agreement or by the Note upon the holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. The Company will pay to the holder of the Note on demand such further amount as shall be sufficient to cover all reasonable costs and expenses of such holder incurred in any enforcement or collection under this Article 5, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

Section 5.5 Waiver of Demand. The Company hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Company hereunder.

ARTICLE VI

CONVERSION

Section 6.1 Conversion Procedure.

(a) At any time prior to the payment of this Note in full, the holder of this Note may convert all or any portion of the outstanding principal and/or accrued interest amount of this Note (including any Accreted Principal) into a number of Common Shares (excluding any fractional share) determined by dividing the principal and/or accrued interest amount designated by such holder to be converted, by the Conversion Price then in effect.

(b) Except as otherwise expressly provided herein, each conversion of this Note shall be deemed to have been effected as of the close of business on the date on which this Note has been surrendered for conversion at the principal office of the Company. At such time as such conversion has been effected, the rights of the holder of this Note as such holder to the extent of the conversion shall cease, and the Person or Persons in whose name or names any certificate or certificates for Common Shares are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Common Shares represented thereby.

(c) Notwithstanding anything herein to the contrary, the Company may not issue, upon conversion of this Note, a number of Common Shares which, when aggregated with any Common Shares issued to the Purchaser on or after the date hereof and prior to such Conversion Date in connection with the Term B Note issued pursuant to the Credit Agreement, would exceed 19.99% of the Company’s issued and outstanding Common Shares as of the date of issuance of such Common Shares (such number of shares, the “Issuable Maximum”).

(d) As soon as possible after a conversion has been effected (but in any event within five (5) business days in the case of clause (i) below), the Company shall deliver to the converting holder:

(i) a certificate or certificates representing the number of Common Shares (excluding any fractional share) issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

(ii) payment in an amount equal to the sum of all accrued interest with respect to the principal amount converted, which is not also being converted and has not been paid prior thereto, plus the amount payable under subsection (e) below; and

(iii) a new Note representing any portion of the principal amount which was represented by the Note surrendered to the Company in connection with such conversion but which was not converted or which could not be converted because it would have required the issuance of a fractional share of Common Shares.

(e) If any fractional share of Common Shares would, except for the provisions hereof, be deliverable upon conversion of this Note, the Company, in lieu of delivering such fractional share, shall in the event the conversion is being consummated in connection with repayment in full of the Note, pay in cash an amount equal to the Market Price of such fractional share as of the date of such conversion.

(f) The issuance of certificates for Common Shares upon conversion of this Note shall be made without charge to the holder hereof for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of Common Shares. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to insure that the Common Shares issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.

(g) The Company shall not close its books against the transfer of Common Shares issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note.

(h) The Company shall not effect any conversion of this Note, and the holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the holder (together with such holder’s affiliates, and any other person or entity acting as a group together with the holder or any of its affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the holder or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes) beneficially owned by the holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6.1(h), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6.1(h) applies, the determination of whether this Note is convertible (in relation to other securities owned by the holder together with any affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of the holder, and the submission of a Notice of Conversion shall be deemed to be the holder’s determination of whether this Note may be converted (in relation to other securities owned by the holder together with its affiliates) and which principal amount of this Note is convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, the holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any “group” status as contemplated above shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. For purposes of this Section 6.1(h), in determining the number of outstanding shares of Common Stock, the holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be; (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the holder, the Company shall within two Trading Days confirm orally and in writing to the holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the holder. The Beneficial Ownership Limitation provisions of this Section 6.1(h) may be waived by the holder, at the election of the holder, upon not less than 61 days’ prior notice to the Company, to change or eliminate the Beneficial Ownership Limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

Section 6.2 Conversion Price. The initial Conversion Price shall be $1.35. To address dilution of the conversion rights granted under the Notes, the Conversion Price shall be subject to adjustment from time to time pursuant to Sections 6.3, 6.4 and 6.5.

Section 6.3 Adjustment of Conversion Price upon Issuance of Common Stock.

(a) If and whenever on or after the date hereof, the Company issues or sells, or in accordance with this Section 6.3 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company) for a consideration per share (the “New Issuance Price”) less than the then-current Conversion Price (the foregoing a “Dilutive Issuance”) then immediately after such Dilutive Issuance the Conversion Price then in effect shall be reduced to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1 - [(A ÷ B) x (CP1 - NIP)]

For purposes of the foregoing formula, the following definitions shall apply:

“CP2” shall mean the Conversion Price in effect immediately after such Dilutive Issuance;

“CP1” shall mean the Conversion Price in effect immediately prior to such Dilutive Issuance;

“A” shall mean the aggregate dollar value of the Common Stock or other equity issued in connection with the Dilutive Issuance;

“B” shall mean the Accreted Principal Amount of the Note at the time of such Dilutive Issuance; and

“NIP” shall mean the New Issuance Price in connection with such Dilutive Issuance.

provided, however, that the quotient of A divided by B in the foregoing formula shall never be greater than 1.0 regardless of the aggregate dollar value of the Common Stock or other equity issued in connection with the Dilutive Issuance.

(b) For purposes of determining the adjusted Conversion Price under this Section 6.3, the following shall be applicable:

(i) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price (indicated by CP1 in the formula set forth in Section 6.3(a)) in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock and total aggregate dollar value of Common Stock (or other equity) issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for the price per share and aggregate dollar value calculated in the manner set forth in this Section 6.3(b)(i) as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price in the manner set forth in Section 6.3(a) above. Except as otherwise provided in Section 6.3(b)(iii), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the aggregate amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price (indicated by CP1 in the formula set forth in Section 6.3(a)) in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock and total aggregate dollar value of Common Stock (or other equity) issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for the price per share and aggregate dollar value calculated in the manner set forth in this Section 6.3(b)(ii) as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price in the manner set forth in Section 6.3(a) above, provided that (a) except as otherwise provided in Section 6.3(b)(iii), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Conversion Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of Section 6.3.

(iii) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in Section 6.3(b)(i) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 6.3(b)(i) or Section 6.3(b)(ii), or the rate at which Convertible Securities referred to in Section 6.3(b)(i) or Section 6.3(b)(ii) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this Section 6.3 or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this Section 6.3 (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Conversion Price then in effect hereunder shall forthwith be changed to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(iv) Stock Dividends. Subject to the provisions of this Section 6.3, in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

(v) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the holder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the holder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the holder are unable to agree upon the fair market value of the Additional Rights, the Company and the holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the holder.

(vi) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(c) Notwithstanding the foregoing, no adjustment will be made under this Section 6.3 as a result of: (i) the issuance of securities upon the exercise or conversion of any Common Stock Equivalents issued by the Company prior to the date of this Note (but will apply to any amendments, modifications and reissuances thereof), (ii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized company stock option, stock incentive plan, restricted stock plan or stock purchase plan in existence as of the date of this Note or (iii) the issuance of securities in connection with an acquisition or strategic transaction, the primary purposes of which, in the reasonable judgment of the Board of Directors, is not to raise additional capital.

Section 6.4 Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any share split, share dividend or otherwise) one or more classes of its outstanding Common Shares into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse share split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

Section 6.5 Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, which in each case is effected in such a manner that holders of Common Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Shares is referred to herein as an “Organic Change.” Prior to the consummation of any Organic Change, the Company shall make lawful and adequate provision (in form and substance satisfactory to the holder of the Note) to insure that the holder of the Note shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) Common Shares immediately theretofore acquirable and receivable upon the conversion of the holder’s Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Common Shares immediately theretofore acquirable and receivable upon conversion of the holder’s Note had such Organic Change not taken place. In any such case, appropriate provision (in form and substance satisfactory to the holder of the Note) shall be made with respect to the holder’s rights and interests to insure that the provisions of this Article 6 shall thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Note (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Conversion Price to the value for the Common Shares reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of Common Shares acquirable and receivable upon conversion of the Note, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holder of the Note), the obligation to deliver to each the holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

Section 6.6 Notices.

(a) Immediately upon any adjustment of the Conversion Price, the Company shall send written notice thereof to the holder of this Note, setting forth in reasonable detail and certifying the calculation of such adjustment.

(b) The Company shall send written notice to the holder of this Note at least twenty (20) days prior to the date on which the Company closes its books or takes a record (i) with respect to any dividend or distribution upon the Common Shares, (ii) with respect to any pro rata subscription offer to holders of Common Shares or (iii) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

(c) The Company shall also give at least twenty (20) days prior written notice to the holder of this Note of the date on which any Organic Change, dissolution or liquidation shall take place.

ARTICLE VII

AMENDMENT AND WAIVER

The provisions of the Note may be amended with the holder’s consent and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, in the manner provided in the Purchase Agreement.

ARTICLE VIII

CANCELLATION

After all principal and accrued interest at any time owed on this Note has been paid in full or this Note has been converted in full to Common Shares or other property, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

ARTICLE IX

PAYMENTS

This Note is payable without relief from valuation or appraisement laws. All payments to be made to the holder of the Note shall be made in the lawful money of the United States of America in immediately available funds; provided, that with respect to any Common Shares issuable hereunder, such Common Shares must be registered for resale with the Commission and applicable state securities authorities, or an exemption from registration (under Rule 144 of the Securities Act or other exemption) shall be available; and provided further, that the Company shall not have the right to pre-pay outstanding principal of the Note without the consent of the holder.

ARTICLE X

PLACE OF PAYMENT

Payments of principal and interest shall be delivered to the Purchaser in care of Whitebox Advisors, LLC (attention: Jonathan Wood, Chief Financial Officer) at the following address: 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416 or to such other address or to the attention of such other person as specified by prior written notice to the Company.

ARTICLE XI

GOVERNING LAW

(a) THIS NOTE AND ALL ISSUES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MINNESOTA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE AUTHORIZATION AND ISSUANCE OF THE COMPANY’S COMMON SHARES ARE GOVERNED BY DELAWARE LAW.

(b) The parties agree that the federal and state courts in Minneapolis, Minnesota shall have exclusive personal jurisdiction (and are deemed to be a convenient forum for each party) as to resolution of any dispute; except that either party may enforce an order issued by any such court in other jurisdictions.

(c) EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER INCLUDING ANY DISPUTE BETWEEN THE HOLDER HEREOF AND THE HOLDER OF ANY SENIOR INDEBTEDNESS.

IN WITNESS WHEREOF, the Company has executed and delivered this Note on January 16, 2008.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

By:	/s/ W. Brian Olson
Name:	W. Brian Olson
Title:	Chief Financial Officer